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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2017

RICE ENERGY INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation) or Organization)	001-36273 (Commission File Number)	46-3785773 (I.R.S. Employer Identification No.)

2200 Rice Drive Canonsburg, Pennsylvania (Address of Principal Executive Offices)	15317 (Zip Code)

Registrant’s telephone number, including area code: (724) 271-7200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

              As previously disclosed, on June 19, 2017, Rice Energy Inc. (“Rice”) entered into an Agreement and Plan of Merger (as it may be amended from the time to time, the “Merger Agreement”) with EQT Corporation, a Pennsylvania corporation (“EQT”) and Eagle Merger Sub I., Inc. a Delaware corporation and indirect wholly owned subsidiary of EQT (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain conditions, EQT will acquire Rice in exchange for a combination of shares of EQT common stock, no par value, and cash. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Rice, with Rice continuing as the surviving entity and an indirect wholly owned subsidiary of EQT (the “Merger”). Immediately after the effective time of the Merger, Rice shall be merged with and into an indirect wholly owned limited liability company subsidiary of EQT (“LLC Sub”), with LLC Sub continuing as the surviving entity in such merger as an indirect wholly owned subsidiary of EQT. The Merger Agreement also provides that, in connection with the Merger, EQT will submit a proposal (the “Charter Amendment Proposal”) to its shareholders to approve an amendment and restatement of EQT’s articles of incorporation in order to increase the maximum number of permitted directors on the EQT board from twelve to thirteen, and, subject to such approval being obtained, cause such amendment to become effective immediately following the closing of the Merger (the “Charter Amendment”).

              On October 26, 2017, EQT and Rice entered into an amendment to the Merger Agreement (the “Merger Agreement Amendment”). Pursuant to the Merger Agreement Amendment, the Merger Agreement contemplates an increase in the permitted size of the EQT board from twelve to fifteen directors (rather than from twelve to thirteen directors as was provided in the Merger Agreement as executed on June 19, 2017). EQT and Rice entered into the Merger Agreement Amendment in connection with EQT’s announcement on October 23, 2017 that it has commenced a search for two additional, independent board members with extensive midstream experience, who will join the EQT board immediately following the successful closing of the merger.

              The foregoing description of the Merger Agreement Amendment is only a summary, and is subject to and qualified in its entirety by reference to the Merger Agreement Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

Item 8.01.    Other Events.

              On October 26, 2016, EQT and Rice furnished to shareholders of EQT and stockholders of Rice a Supplement to Joint Proxy Statement/Prospectus, dated October 26, 2017 (the “Supplement”), supplementing the definitive joint proxy statement/prospectus that was filed by each of EQT and Rice with the Securities Exchange Commission on October 12, 2017. The Supplement informs EQT shareholders and Rice stockholders about the Merger Agreement Amendment and clarifies that EQT shareholders voting on EQT’s Charter Amendment Proposal are being asked to approve an amendment and restatement of EQT’s Restated Articles of Incorporation providing that the number of members of the board of directors of EQT be not less than five nor more than fifteen.

              The Supplement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Information

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, Rice Energy Inc.’s (“Rice”) and EQT Corporation’s (“EQT”) plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing EQT requires to fund the transaction is not obtained; the risk that regulatory approvals required for the proposed merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the ability of EQT to complete the acquisition and integration of Rice successfully; litigation relating to the transaction; and other factors that may affect future results of Rice and EQT.

Additional factors that could cause results to differ materially from those described above can be found in Rice’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, each of which is on file with the SEC and available in the “Investor Relations” section of Rice’s website, https://www.riceenergy.com/, under the subsection “Financial Information” and then under the heading “SEC Filings” and in other documents Rice files with the SEC, and in EQT’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investors” section of EQT’s website, https://www.eqt.com/, under the heading “SEC Filings” and in other documents EQT files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Rice nor EQT assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, EQT has filed with the SEC a registration statement on Form S-4 that contains a joint proxy statement of EQT and Rice and also constitutes a prospectus of EQT. The registration statement was declared effective by the SEC on October 12, 2017 and EQT and Rice commenced mailing the definitive joint proxy statement/prospectus to their respective shareholders on or about October 12, 2017. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF RICE AND SHAREHOLDERS OF EQT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Rice and EQT, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Investor Relations, Rice Energy Inc., 2200 Rice Drive, Canonsburg, Pennsylvania 15317, Tel. No. (724) 271-7200 or to Investor Relations, EQT Corporation, EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3111, Tel. No. (412) 553-5700.

Participants in the Solicitation

Rice, EQT and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Rice’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 17, 2017, and certain of its Current Reports on Form 8-K. Information regarding EQT’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on February 17, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1, dated as of October 26, 2017, to Agreement and Plan of Merger, dated as of June 19, 2017, among EQT, Eagle Merger Sub I, Inc. and Rice
99.1	Supplement to Joint Proxy Statement/Prospectus, dated as of October 26, 2017

 EXHIBIT INDEX

(d)    Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1, dated as of October 26, 2017, to Agreement and Plan of Merger, dated as of June 19, 2017, among EQT, Eagle Merger Sub I, Inc. and Rice
99.1	Supplement to Joint Proxy Statement/Prospectus, dated as of October 26, 2017

 SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE ENERGY INC.
Date: October 26, 2017	By:	/s/ Daniel J. Rice IV Daniel J. Rice IV Director, Chief Executive Officer

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  Item 1.01. Entry Into a Material Definitive Agreement.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
SIGNATURES